WORLD FUNDS TRUST

GVM Managed Volatility Fund (the "Fund")

Supplement dated February 4, 2011 to the
Class A Shares, Advisor Shares and Institutional Shares
Statement of Additional Information (the “SAI”) dated February 1, 2011

This supplement is an important notice regarding a change to the Fund and provides new and additional information beyond that contained in the Fund’s SAI and should be read in conjunction with the Fund’s SAI.

1.	The following information replaces in its entirety the fourth paragraph and chart currently presented on page 22 of the SAI under the section entitled “INVESTMENT ADVISER”:

The Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, of the applicable class until February 28, 2012. If at any point it becomes unnecessary for the Adviser to reduce its fees or make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and the amounts listed below to recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Fund Advisor Shares Class A Shares Institutional Shares

GVM Managed 1.99% 1.99% 1.74%
Volatility Fund

PLEASE RETAIN FOR FUTURE REFERENCE